GOF SA-3
                        SUPPLEMENT DATED NOVEMBER 5, 2007
                     TO THE CURRENTLY EFFECTIVE STATEMENT OF
               ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

                       TEMPLETON DEVELOPING MARKETS TRUST

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                             Emerging Markets Series

                        TEMPLETON GLOBAL INVESTMENT TRUST
                               Templeton BRIC Fund
                    Templeton Emerging Markets Small Cap Fund

                           TEMPLETON CHINA WORLD FUND


The Statement of Additional Information is amended as follows:

The information in the section entitled, "Goal, Strategies and Risks," beginning on page 2, is supplemented with the following:

EXCHANGE-TRADED FUNDS The Fund may invest up to 10% of its total assets in shares of exchange-traded funds (ETFs) for the purpose of short-term cash management. The Fund will use ETFs for a number of purposes. For example, the investment manager may determine that the Fund will benefit from market exposure through an investment in ETFs when the Fund has excess cash and (i) the investment manager is unable to invest in a single stock fast enough because either the stock is not liquid enough to accommodate a large purchase or the Fund would cause excessive market impact in trying to invest cash in a single stock immediately , or (ii) the Fund has insufficient cash to make a meaningful direct investment in a particular security, market or sector but exposure to such security, market or sector may be gained through an investment in an ETF(referred to as "equitizing cash"). This strategy can allow the investment manager to be more selective in the securities it buys for the Fund and the prices paid because the investment manager is not forced to buy stocks at any price just to get market exposure. The Fund may also use ETFs to provide the Fund with liquidity during volatile markets without having to hold underperforming cash.

An investment in an ETF generally represents the same risks as an investment in a conventional fund (i.e., an investment company that is not exchange-traded). The price of an ETF can fluctuate and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain other risks that do not apply to conventional funds, such as the risk that the market price of the ETF's shares may trade at a discount to their net asset value; the risk that an active market for an ETF's shares may not develop or be maintained; or the risk that an ETF's shares could be delisted from an exchange or that trading may be halted for various reasons. An investment in ETFs may also involve a duplication of expenses, as ETFs pay their own expenses. Pursuant to regulatory requirements, the Fund's "Fees and Expenses" table in the prospectus will show the indirect portion of the ETFs' expenses paid by the Fund.

Most ETFs are investment companies. Therefore, the Fund's purchases of ETFs are subject to limitations on investments in other investment companies under section 12(d)(1) of the 1940 Act, unless exemptions from those limitations are available pursuant to the SEC's current rules and interpretations, or the ETF has obtained an exemption from such rules that is applicable to the Fund.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.